Exhibit 10.66

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMD_00421

Client Code/Reference No:130339

AMENDMENT

Date of Amendment: October 4, 2011

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (“MSCI”), a Delaware corporation, and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:

•	MSCI ACWI Select Agriculture Producers Investable Market Index
•	MSCI ACWI Select Energy Producers Investable Market Index
•	MSCI ACWI Select Metals & Mining Producers Ex Gold and Silver Investable Market Index
•	MSCI ACWI Select Gold Miners Investable Market Index
•	MSCI ACWI Select Silver Miners Investable Market Index

The above Indexes shall be collectively referred to hereunder as the “Commodity Producers Indexes”.

2.	Licensee may use the Commodity Producers Indexes and associated Marks solely with respect to the following Funds:

•	***********
•	***********
•	***********
•	***********
•	***********

3.	Licensee shall pay MSCI an annual license fee per Fund equal to ***********. For the avoidance of doubt, the terms set forth in this Section 3 shall only apply to Funds based on the Commodity Producers Indexes.

4.	***********.

5.	Notwithstanding anything in the Agreement to the contrary, Licensee may publicly disclose the holdings of each Fund and Commodity Producers Indexes on daily basis on its website, including www.ishares.com. For the avoidance of doubt, the terms set forth in this Section 3 shall only apply to Funds based on the Commodity Producers Indexes.

6.	For the avoidance of doubt, the terms contained in Exhibit B of the Agreement, including, but not limited to the requirement that all Funds be listed on an U.S. domiciled stock exchange only, shall apply to all Funds based on the Commodity Producers Indexes.

7.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

AMD_00421

8.	MSCI may terminate this Amendment with respect to any Index(es) in the event that Licensee does not list a Fund based such Index(es) on an exchange within 1 year of the date of this Amendment.

9.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: Blackrock Institutional Trust Company, N.A.		MSCI Inc.

By	/s/ Jenni A. Lee	By	/s/ Paul Friedman
Name	Jenni A. Lee	Name	Paul Friedman
	(printed)		(printed)
Title	Director	Title	Executive Director
Date	11/20/2011	Date

LICENSEE: Blackrock Institutional Trust Company, N.A.

By	/s/ Timothy M. Meyer
Name	Timothy M. Meyer
(printed)
Title	M. Director
Date	11/20/2011